THE BIONDO FOCUS FUND

Investor Class Shares	BFONX

(a series of Northern Lights Fund Trust)

Supplement dated November 22, 2016 (effective at the close of business) to the Prospectus dated May 1, 2016

Please be advised that the fee table for the Fund has been amended and restated as shown below and will be effective December 1, 2016.

Shareholder Fees (fees paid directly from your investment)	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a % of amount redeemed, if sold before 30 days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.87%
Interest Expenses 0.26%
Remaining Other Expenses 0.61%
Total Annual Fund Operating Expenses	2.62%
Fee Waiver and/or Expense Reimbursement (1)	(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver	2.51%

(1) Biondo Investment Advisors, LLC has contractually agreed to waive management fees and to make payments to limit Fund expenses, through at least April 30, 2018, so that the total annual operating expenses exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) do not exceed 2.25% of average daily net assets attributable to Investor Class shares. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fiscal year end in which the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to Biondo Investment Advisors, LLC.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$254	$804	$1,381	$2,947

This Supplement and the existing Prospectus dated May 1, 2016, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated May 1, 2016, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-800-672-9152.